EXHIBIT 10.4

AMENDMENT TO WARRANTS

This Amendment to Common Stock Purchase Warrants (this “Amendment”) dated this 19th day of March, 2024, by and among ShiftPixy, Inc., a Wyoming corporation (the “Company”) and Armistice Capital Master Fund Ltd (the “Holder”).

WHEREAS, the Holder is the holder of (i) outstanding warrants to purchase up to 83,333 shares of common stock of the Company with an issue date of July 14, 2023, (the “July 2023 Warrants”) (ii) outstanding warrants to purchase up to 14,517 shares of common stock of the Company, with an issue date of July 19, 2022, (the “July 2022 Warrants”), and (iii) outstanding warrants to purchase up to 94,375 shares of common stock of the Company with an issue date of October 10, 2023 (the “October 2023 Warrants” and collectively, the “Warrants”); and

WHEREAS, the Company and the Holder desire to amend the Warrants as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1. Effective upon the closing of the offering pursuant to the Company’s registration statement on Form S-1 (File No. 333-276750) as amended (the “Offering”), the Exercise Price (as defined in the warrants) of each of the July 2022 Warrants and the July 2023 Warrants is hereby amended to $4.25, subject to further adjustment as set forth in the terms and conditions of the warrants. Additionally, the term of the July 2022 Warrants and July 2023 Warrants shall be extended such that the July 2022 Warrants and July 2023 Warrants shall expire five years from the closing of the Offering.

2. Subject to the closing of the Offering, effective upon the sooner of (i) receipt of Company stockholder approval or (ii) the date that is six months following the initial date of issuance of the October 2023 Warrants, the Exercise Price is hereby amended to $4.25.Subject to the closing of the Offering, if stockholder approval is not obtained by the date that is six months following the initial date of issuance of the October 2023 Warrants, then the exercise price will automatically be reduced to the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) of the common stock on April 10, 2024.

3. Except as modified herein, the terms of the Warrants shall remain in full force and effect.

4. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHIFTPIXY, INC.

By:	/s/ Scott Absher
Name:	Scott Absher
Title:	Chief Executive Officer

ARMISTICE CAPITAL MASTER FUND LTD

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

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